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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 2009, in Amendment No. 1 to the Registration Statement on Form S-11 (No. 333-161616) and related Prospectus of Brookfield Realty Capital Corp. dated October 21, 2009.

/s/ Ernst & Young LLP
New York, NY
October 19, 2009

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm